UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant: ☐

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AKEENA SOLAR, INC.
(Name of Registrant as Specified in Its Charter)

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Akeena Solar 408-402-9400 fax: 408-395-7979 www.akeena.net
Corporate Headquarters: 16005 Los Gatos Blvd., Los Gatos, CA  95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
August 21, 2009
9:30 a.m. (Pacific Daylight Time)

To the Stockholders of Akeena Solar, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Akeena Solar, Inc. (the “Company” or “Akeena”), a Delaware corporation, will be held at our principal corporate offices located 16005 Los Gatos Blvd., Los Gatos, California 95032 on August 21, 2009 at 9:30 a.m. (Pacific Daylight Time) for the following purposes:

1.	To elect three (3) directors to the Board of Directors to a one year term;

2.	To ratify the appointment of Burr, Pilger and Mayer LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2009;

3.
To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals; and

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Our board of directors recommends a vote FOR Items 1, 2 and 3. Stockholders of record at the close of business on June 30, 2009 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal corporate offices described above.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the accompanying Proxy. You may revoke your Proxy at any time before it is voted.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed Proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a Proxy.

By Order of the Board of Directors,

Barry Cinnamon
President, Chief Executive Officer and Secretary

Dated:  July 9, 2009

IMPORTANT:  Please vote your shares via telephone or the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 21, 2009:  Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 21, 2008. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders, may be viewed at http://ir.akeena.com/Shareholder_meeting.cfm.

The Company is providing the following directions to the location of the meeting:

Directions from Northern California (San Francisco International Airport)
US-101 S toward SAN JOSE - go 23.4 miles
Take exit #398B/Cupertino/Santa Cruz onto CA-85 S - go 13.7 miles
Take the Los Gatos Blvd/Bascom Ave exit - go 0.4 mile
Turn Right on S Bascom Ave
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

Directions from Southern California
US-101 N toward San Jose - go 8.7 miles
Take exit #377A/ Cupertino /Mtn View onto CA-85 N - go 10.4 miles
Take the Bascom Ave / Los Gatos Blvd exit - go 0.4 mile
Turn Left on S Bascom Ave - go 0.2 mile
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

Directions from Fresno California

CA-99 N toward Sacramento - go 33.5 miles
Take Left exit #166/Los Banos/Gilroy onto CA-152 W - go 81.2 miles
Turn Left on Pacheco Pass Hwy (CA-152) - go 2.6 miles
Take ramp onto US-101 N toward San Jose/Watsonville/CA-152 W - go 20.5 miles
Take exit #377A/ Cupertino /Mtn View onto CA-85 N - go 10.4 miles
Take the Bascom Ave /Los Gatos Blvd. exit - go 0.4 mile
Turn Left on S Bascom Ave - go 0.2 mile
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

AKEENA SOLAR, INC.
16005 Los Gatos Blvd.
Los Gatos, CA 95032
Telephone: (408) 402-9400
Fax: (408) 395-7979

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 21, 2009

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are furnished to stockholders of Akeena Solar, Inc., a Delaware corporation (“Akeena” or the “Company”), in connection with the solicitation by order of the Board of Directors of the Company of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, August 21, 2009 at the Company’s corporate offices located at 16005 Los Gatos Blvd., Los Gatos, CA 95032 at 9:30 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the accompanying Annual Report on Form 10-K for the year ended December 31, 2008, are being provided on or about July 9, 2009 to stockholders of the Company entitled to vote at the Annual Meeting.

Akeena has been in business since February 23, 2001. The Company’s corporate headquarters are located at 16005 Los Gatos Boulevard, Los Gatos, California 95032. In addition, the Company maintains installation offices at its Los Gatos facility and at Fresno (Clovis), Lake Forest, Santa Rosa, and San Diego, California offices and sales only offices at its Palm Springs and Thousand Oaks (Westlake Village), California offices. The Company’s telephone number is (408) 402-9400.

As indicated in the Notice of Annual Meeting of Stockholders, the Company’s Annual Meeting has been called to (i) elect three (3) directors to the Board of Directors for the ensuing year, (ii) ratify the Board’s appointment of Burr, Pilger and Mayer LLP as the Company’s independent auditors for the fiscal year ending December 31, 2009, (iii) approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals, and (iv) consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

SOLICITATION AND VOTING

Voting Rights and Outstanding Shares

Only stockholders of record at the close of business on June 30, 2009 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company issued and outstanding on the Record Date consisted of 33,864,916 shares (the “Shares”) of common stock, par value $0.001 per share (the "Common Stock"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. The presence at the Annual Meeting in person or by proxy of holders of a majority of the Shares entitled to vote is required for a quorum.

The election of directors will be determined based upon the affirmative vote of a plurality of the Shares present at the Annual Meeting. Approval for each of the other proposals being submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Shares entitled to vote on such proposals. Shares which are voted to abstain on any proposal are counted as votes cast, and therefore have the same effect as a vote against the proposal.

Votes for and against, abstentions and broker “non-votes” are included for purposes of determining whether a quorum of Shares is present at the Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding Shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” are not included in the tabulation of the voting results on the election of directors or on proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board of Directors to act as Inspectors of Election for the Annual Meeting, as provided by the Company’s By-laws. The Inspectors of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast.

Solicitation of Proxies

All expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects that the solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

Voting Instructions

All Shares represented by properly executed proxies received before or at the Annual Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the Shares will be voted as the Board recommends on each proposal. All proxies delivered pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received at the office of the Company, Attention: General Counsel, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy.

Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card (if requested), (2) via the Internet or (3) by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth in these materials. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholders to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please request a proxy card and then complete, sign and return the proxy card in the self-addressed, postage paid envelope provided.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Directors are to be elected at the annual meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. The By-Laws of the Company (the “By-Laws”) provide that the Company shall have not less than one nor more than fifteen directors, with the exact number to be fixed by the Board of Directors from time to time. From July of 2007 to October of 2008, the Board of Directors of the Company was comprised of four members. One director resigned from the Board in October of 2008, and therefore the Board presently consists of three members. The three nominees for election at the Annual Meeting are currently directors of the Company, and upon election will serve, subject to the provisions of the By-Laws, until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s prior death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors. To date, a new director to fill the vacant seat has not been nominated, however, the Company expects that the Board will propose for election or appointment an additional nominee at the time of the Annual Meeting in order to return the size of the Board to four members.

The names of the nominees for director are Barry Cinnamon, Ed Roffman, and Jon Witkin. See “Directors and Executive Officers” for information regarding each of the nominees for director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY. The proxy provided herewith will be voted FOR the above-named nominees for election as directors of the Company unless the stockholder specifically withholds votes for any or all of the nominees. Pursuant to the By-Laws, directors are elected by a plurality of the votes cast at the Annual Meeting, if a quorum is present. If a quorum is present, each of the three nominees receiving the highest number of votes cast “for” any nominee will be elected. Proxies cannot be voted for more than three nominees. Abstentions, “broker non-votes” and withheld votes will have no effect on the outcome of the vote. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

DIRECTORS AND EXECUTIVE OFFICERS

Our current directors and executive officers are as follows:

Name	Age	Position
Barry Cinnamon	51	President, Chief Executive Officer, Secretary and Director

Gary Effren	53	Chief Financial Officer and Treasurer

Jeff Kiel	50	Executive Vice President Sales and Marketing

Edward Roffman	59	Director

Jon Witkin	56	Director

Each director holds office until the next annual meeting of stockholders or until their successor has been duly elected and qualified. Executive officers are elected annually and serve at the discretion of our board of directors.

Barry Cinnamon, Chairman, President, Chief Executive Officer, Secretary and Director. Our founder, Barry Cinnamon, has served as director since the Company began in 2001. Mr. Cinnamon is a long-time advocate of solar energy and widely recognized solar energy expert. He started his career in solar energy in the late 1970s as a researcher into new flat plate and concentrating collector designs at the Massachusetts Institute of Technology (MIT). During the late 1970s and early 1980s, Mr. Cinnamon designed and installed active solar, passive solar and ground coupled heat pump systems. Mr. Cinnamon’s work in solar energy computer modeling led him into the software industry, where he served as Chief Executive Officer of Software Publishing Corporation, and founded Allegro New Media, a multimedia software publisher, which he led to an IPO in 1995. Mr. Cinnamon earned a BS Degree in Mechanical Engineering from MIT and a MBA degree in Marketing from Wharton School of the University of Pennsylvania. Mr. Cinnamon is a NABCEP-Certified Solar Installer, a licensed California C-46 Solar Contractor, a member of the board of directors of CALSEIA and SEIA, and an active member of the Silicon Valley Leadership Group.

Gary Effren, Chief Financial Officer and Treasurer. Mr. Effren became the Company’s Chief Financial Officer during September of 2007. From 1980 to 2006, Mr. Effren held various executive financial positions at Knight Ridder, Inc., a Fortune 500 media company. Mr. Effren served as the Vice President/Finance of Knight Ridder from January 2005 until his departure in 2006. Prior to that, Mr. Effren served as Senior Vice President/Finance and Chief Financial Officer of Knight Ridder from 2001 to 2004, and as Vice President/Controller of Knight Ridder from 1995 to 2001. During his tenure at Knight Ridder, Mr. Effren’s overall responsibilities included corporate accounting and financial reporting, strategic business development, tax, treasury, risk management and investor relations. Prior to joining Knight Ridder, Mr. Effren worked as an auditor at Peat Marwick Mitchell. Mr. Effren is a CPA with 30 years of experience in accounting and finance. Mr. Effren earned an MBA from the University of Miami and earned a Bachelors degree in Commerce from Rider College in New Jersey.

Jeff Kiel, Executive Vice President Sales and Marketing. Mr. Kiel joined the Company during December 2008. From August 2008 to December 2008, Mr. Kiel was Executive Vice President of Sales and Business Development for Fonemine, a mobile technology company. From 1987 to 2008, Mr. Kiel served in a number of media industry positions with subsidiaries of Knight Ridder, Inc., a Fortune 500 media company, and then MediaNews Corporation after it acquired The San Jose Mercury News in 2007. Those positions included President and Publisher and Vice President of Advertising for the San Jose Mercury News (2002 to 2008) and Vice President of Finance and Chief Financial Officer of the Miami Herald (1998 to 2002). Prior to joining Knight Ridder, Mr. Kiel worked in public accounting as an auditor at Ernst and Young from 1982 to 1987 and Kaufman, Rossin and Company from 1987 to 1988. Mr. Kiel earned a Bachelor of Science degree from The University of Florida and is a CPA in the state of Florida.

Ed Roffman, Director.  Mr. Roffman has been a director since August 2006. Mr. Roffman served as Chief Financial Officer of Red Mile Entertainment, Inc. from January 2005 until April 2006 and at Fluent Entertainment, Inc. from February 2003 to December 2004. Both companies are consumer software developers and publishers. Mr. Roffman has also been a principal of Creekside, LLC, a consulting firm which specializes in the software, internet and consumer products industries. From August 1995 to January 1999, Mr. Roffman served as Chief Financial Officer and Chief Operating Officer at Palladium Interactive, Inc., a consumer software company. Mr. Roffman currently serves on the board and audit committee of Silverstar Holdings (NASDAQ: SSTR), a publisher and developer of interactive entertainment software. Mr. Roffman is a CPA with over 30 years of experience in accounting and finance. Mr. Roffman earned a BBA in accounting from Temple University.

Jon Witkin, Director.  Mr. Witkin has been a director since July 2007. Mr. Witkin is a co-owner of Western States Glass, the largest independent flat glass distributor in Northern California, which he co-founded in 1991. Mr. Witkin oversees Western States Glass's operations, including its fleet of delivery vehicles and remote offices throughout California. Prior to founding Western States Glass, Mr. Witkin was a Partner at Bay Mirror and an Area Sales Manager at ACI Glass Distribution (“ACI”). He also served in various sales and management roles at the Havlin Witkin Corporation which was sold to ACI. Mr. Witkin earned a Bachelors of Science degree from the University of Utah.

There are no family relationships among our directors, nominees for director and executive officers.

CORPORATE GOVERNANCE

Director Independence and Other Matters

The Board of Directors has determined that, other than Barry Cinnamon, the CEO of the Company, each of the members of the Board is an “independent director” as such term is defined in Marketplace Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market.

Each member of the Nominating, Compensation and Audit committees of our Board of Directors meets the independence requirements applicable to those committees prescribed by the listing standards of the NASDAQ Stock Market and, for purposes of the Audit Committee, Section 10A of The Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In the course of the Board of Director’s determination regarding the independence of each non-management director, it considered any transactions, relationships and arrangements as required by the applicable NASDAQ Marketplace Rules and the rules and regulations of the SEC.

Certain Relationships and Related Transactions

There were no relationships or related party transactions in the fiscal year ended December 31, 2008 (“Fiscal 2008”) requiring disclosure in this Proxy Statement.

Procedures for Approval of Related Person Transactions

Any request for us to enter into a transaction with an executive officer, director or employee, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will review each such transaction for potential conflicts of interest or improprieties.

Executive Sessions

Our non-management directors meet in executive session without management present periodically after regularly scheduled Board and Committee meetings throughout the year.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors held two meetings and acted by unanimous written consent two times during the fiscal year ended December 31, 2008. From July of 2007 to October of 2008, the Board was comprised of Ed Roffman, Barry Cinnamon, George Lauro and Jon Witkin. Mr. Lauro resigned from the Board, and each of the committees on which he served, effective  October 1, 2008, decreasing the size of the Board from four to three persons. During Fiscal 2008, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors held during the period on which such director served. The Company encourages but does not require members of the Board of Directors to attend the annual meetings of the stockholders.

The Company has standing Nominating and Corporate Governance, Audit and Compensation Committees of the Board of Directors.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) is comprised of Messrs. Witkin and Roffman. Mr. Lauro served as a member of the Nominating Committee until his resignation in October 2008. The Nominating Committee of the Board of Directors performs the functions typical of a nominating committee, including: (i) developing and recommending corporate governance principles and procedures applicable to the Board of Directors and the Company’s employees; (ii) recommending committee composition and assignments; (iii) identifying individuals qualified to become directors; (iv) recommending director nominees; (v) recommending whether incumbent directors should be nominated for re-election to the Board of Directors and (vi) reviewing the adequacy of the Nominating Committee charter. The Nominating Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. The Nominating Committee held one meeting in the fiscal year ended December 31, 2008.

The Audit Committee. The Audit Committee is comprised of Messrs. Roffman and Witkin. Mr. Lauro served as a member of the Audit Committee until his resignation in October 2008. Our Board has designated Mr. Roffman our audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee of the Board of Directors has the authority and responsibility to select, evaluate and, when appropriate, replace the company’s independent registered public accounting firm. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the Company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the Company’s financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the Company’s internal audit and compliance programs. The Audit Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. The Audit Committee held seven meetings in the fiscal year ended December 31, 2008.

The Compensation Committee. The Compensation Committee is comprised of Messrs. Witkin and Roffman. Mr. Lauro served as a member of the Compensation Committee until his resignation in October 2008. The Compensation Committee administers the Company’s Stock Plan, including the review and grant of stock options and restricted stock to officers, directors and other employees under the Stock Plan. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. The Compensation Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm.

The Compensation Committee meets in person, telephonically or otherwise at least twice during each fiscal year for, among other things, the consideration and determination of executive and director compensation. The Compensation Committee may also hold special meetings or act by unanimous written consent as required. The Compensation Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee; provided, however, that the Chief Executive Officer may not be present during any discussions or deliberations of the Compensation Committee regarding the Chief Executive Officer’s compensation.

The Compensation Committee reviews and approves on an annual basis the corporate goals and objectives with respect to the compensation for the Company’s Chief Executive Officer and other executive officers. The Committee evaluates at least once a year the Chief Executive Officer and other executive officers’ performance in light of these established goals and objectives and based upon these evaluations shall recommend to the full Board the Chief Executive Officer and other executive officers’ annual compensation, including salary, bonus, incentive and equity compensation. In reviewing and recommending the compensation of the Chief Executive Officer and other executive officers, the Committee may consider the compensation awarded to officers of similarly situated companies, the Company’s performance, the individuals’ performance, compensation given to the Company’s officers in past years or any other fact the Committee deems appropriate. The Chief Executive Officer is not be permitted to participate in any discussions or processes concerning his compensation, but may participate in a non-voting capacity in discussions or processes concerning the compensation of other executive officers.

The Compensation Committee develops and periodically assesses the Compensation Committee’s compensation policies applicable to the Company’s executive officers and directors, including the relationship of corporate performance to executive compensation. The Compensation Committee reviews and recommends to the Board appropriate director compensation programs for service as directors, committee chairs and committee members. The Compensation Committee held three meetings and acted by unanimous written consent five times in the fiscal year ended December 31, 2008.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company during Fiscal 2008. During Fiscal 2008, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During Fiscal 2008, none of the Company’s executive officers served on the Compensation Committee or Board of Directors of another entity any of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Director Compensation

Since 2007, in addition to reimbursement for reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, the Company compensates its non-employee directors as follows:

·
an annual grant of 10,000 shares of restricted stock under the Company’s Stock Plan, which restriction lapses as to approximately 833 shares monthly as to 2,500 shares quarterly, in either case, for one year commencing on the date of grant. Directors are entitled to vote such restricted stock, subject to forfeiture, in accordance with the terms of the grant; and

·	travel and lodging expenses for any activities related to the performance of their duties on the Board of Directors.

All grants of restricted stock received by non-employee directors for services as a Board member are made subject to forfeiture in the event of termination of service on the Board or as the Audit Committee Chairman, as applicable to such grant.

The following table sets forth certain information concerning the compensation paid or earned by the Directors who were not Named Executive Officers for services rendered in all capacities during the fiscal year ended December 31, 2008.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)		Option Awards	Total ($)
Ed Roffman	$—	$87,467	(3)	$—	$87,467
George Lauro	$—	$25,395	(4)	$—	$25,395
Jon Witkin	$—	$40,035	(5)	$—	$40,035

(1)
Amounts represent the aggregate dollar amount recognized for financial statement reporting purposes calculated in accordance with SFAS No. 123R, Share Based Payments (disregarding estimates of forfeitures to service-based vesting conditions). The Company’s policy and assumptions made in the valuation of share based payments are defined in Note 13 to the December 31, 2008 financial statements contained in the Company’s Annual Report on Form 10-K filed on March 16, 2009.

(2)
For each person listed in the above table, below is the aggregate grant date fair value of each stock award granted to such person in the fiscal year ended December 31, 2008 computed in accordance with SFAS 123(R) and the aggregate number of stock awards outstanding and held by such person on December 31, 2008.

Name	Stock Awards Granted in 2008 (#)	Aggregate Grant Date Fair Value ($)	Stock Awards Outstanding at Year-End (#)
Ed Roffman	15,000	69,600	22,500
George Lauro	—	—	—
Jon Witkin	10,000	43,600	10,000

(3)
On August 30, 2006, Mr. Roffman was granted 20,000 shares of restricted stock, which restriction lapses as to 5,000 shares, on each anniversary of the date of grant commencing on August 30, 2007, subject to Mr. Roffman serving on the Company’s Board on each such anniversary. On April 2, 2007, and May 12, 2008, respectively, Mr. Roffman received 48,000 and 5,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to 1,250 shares quarterly commencing on the date of grant, subject to Mr. Roffman serving as the Board’s Audit Committee Chairman. On October 1, 2008, Mr. Roffman was granted 10,000 shares of restricted stock, which restrictions lapse as to 2,500 shares quarterly for one year commencing on the date of grant, subject to Mr. Roffman serving on the Company’s Board. Mr. Roffman is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(4)
On July 18, 2007, Mr. Lauro received 10,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to approximately 833 shares monthly for twelve months commencing on the date of grant, subject to serving on the Company’s Board of Directors. There were no stock grants or forfeitures during 2008. Mr. Lauro resigned on October 1, 2008.

(5)
On July 18, 2007, Mr. Witkin received 10,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to approximately 833 shares monthly for twelve months commencing on the date of grant, subject to serving on the Company’s Board of Directors. On October 01, 2008, Mr. Witkin received 10,000 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapse as to 2,500 shares quarterly for one year commencing on the date of grant, subject to Mr. Witkin serving on the Company’s Board of Directors. Mr. Witkin is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

Director Nomination Process

The Nominating Committee identifies nominees who have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as members of the Company’s Board of Directors and who are willing to serve as directors of a public company. The Board approved the Director Nomination Process by written resolution dated August 1, 2007. To date, the Nominating Committee has not engaged any third parties to assist the Nominating Committee in identifying or evaluating potential nominees. After a possible candidate is identified, the candidate would meet with various members of the Board of Directors to evaluate the candidate’s potential to be an effective member of the Board of Directors.

In considering nominees for election as a director, the Nominating Committee considers a number of factors. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the proceedings and activities of the Company’s Board of Directors. In evaluating the suitability of candidates for membership on the Board of Directors, the Nominating Committee takes into account many factors, including the candidate’s general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment, understanding of the Company’s business and technology, educational and professional background and personal accomplishments.

The Nominating Committee will consider stockholder recommendations for nominees for membership on the Board of Directors. Such recommendations may be submitted in writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 60 days in advance of the one year anniversary of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). Any such recommendation must include:

•
the name of the stockholder recommending the director candidate for consideration, the name of the director candidate and the written consent of the stockholder and the director candidate to be publicly identified;

•
a written statement by the director candidate agreeing to be named in the Company’s proxy materials and to serve as a member of the Board of Directors (and any committee of the Board of Directors to which the director candidate is assigned to serve by the Board of Directors) if nominated and elected;

•
a written statement by the stockholder and director candidate agreeing to make available to the Nominating Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•
the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of the Company’s common stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC and the listing standards of the NASDAQ Stock Market.

The Company may request additional information from such candidate to assist in its evaluation. The Nominating Committee will evaluate any stockholder recommended nominees using the same criteria set forth above.

Communications with the Board of Directors

Any stockholder and other interested party may communicate with the Board of Directors, any committee of the Board of Directors or any specified member of the Board of Directors. All written communications must identify the intended recipient and the author and be forwarded by certified mail to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. The General Counsel will act as agent for the directors in facilitating these communications. There is no screening process, and all stockholder communications which are received by the General Counsel are forwarded to the Board of Directors.

Code of Ethics and Corporate Governance

The Company adopted a Code of Business Conduct and Ethics (the “Code”) on July 18, 2007 that applies to all of the Company’s directors and employees, including its chief executive officer and chief financial officer. The purpose of the Code is to, among other things, focus the Company’s directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize the Company’s culture of integrity, respect and accountability. The full text of the Code is posted on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. A printed copy of the Code may also be obtained free of charge by writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: Legal Department. The Company intends to disclose any amendment to or waiver from, a provision of the Code by posting such information on its web site.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On December 19, 2006, the Board of Directors retained Burr, Pilger and Mayer LLP (“BPM”), as the Company’s independent registered public accounting firm. Prior to December 19, 2006, Marcum & Kliegman LLP acted as the Company’s independent registered public accounting firm.

Burr, Pilger and Mayer LLP has audited the Company’s financial statements for each of our two most recent fiscal years. The reports of Burr, Pilger and Mayer LLP, on the Company’s financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee selected Burr, Pilger and Mayer LLP to continue in its capacity for the fiscal year ending December 31, 2009. Accordingly, the Company is asking the stockholders to ratify the engagement of Burr, Pilger and Mayer LLP as its independent registered public accounting firm.

Although the engagement of Burr, Pilger and Mayer LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the stockholders ratify the selection of its independent registered public accounting firm for the fiscal year ending December 31, 2009. If the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

A representative of Burr, Pilger and Mayer LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Burr, Pilger and Mayer LLP has served as our independent registered public accounting firm since December 19, 2006. The following table sets forth the aggregate fees billed to us by them for the fiscal years ended December 31, 2008 and 2007:

	2008		2007
Audit Fees	$239,200	(1)	$219,145	(3)
Audit-Related Fees	51,600	(2)	—
Tax Fees	—		—
All Other Fees	—		—
Total	$290,800		$219,145

(1)	Comprised of the audit of our annual financial statements throughout 2008.
(2)	Comprised of the reviews of our quarterly financial statements throughout 2008.
(3)	Comprised of the audit of our annual financial statements, reviews of our quarterly financial statements and reviews of our various registration statements throughout 2007.

The Audit Committee reviews and pre-approves all proposed audit and non-audit engagements and related fees of BPM. In addition, any audit and non-audit fees for newly proposed professional services to be provided by BPM that arise during the year, or changes to previously approved BPM work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the fiscal year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and to report on same at the following regularly scheduled meeting. The Audit Committee has the authority to grant pre-approval of audit and non-audit services to one or more designated members of the Audit Committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF BURR, PILGER AND MAYER LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Abstentions will have the same effect as a vote against the proposal.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility as to the audit process for 2008, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company, as of and for the year ended December 31, 2008, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “SEC”), on March 13, 2009. The Audit Committee recommended and approved the reappointment of the independent registered public account firm.

Respectfully submitted,

Ed Roffman
Jon Witkin

PROPOSAL NO. 3
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by the Company at the meeting, such adjournment will be submitted for a shareholder vote under Item 3 of the attached Notice of Annual Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE COMPANY’S PROPOSALS IN THIS PROXY STATEMENT. Approval of this proposal would require the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding Shares, either in person or by proxy. Abstentions and broker non-votes would be counted for purposes of determining the presence of a quorum but otherwise would not have any effect on the outcome of the proposal.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion & Analysis (“CD&A”) outlines the Company’s executive compensation programs. It explains the decision making process used by our Compensation Committee, the reasoning behind our executive compensation programs, and the actions the Compensation Committee took related to the compensation of the following executives (our “Named Executive Officers”):

•	Barry Cinnamon — President, Chief Executive Officer and Secretary

•	Gary Effren —Chief Financial Officer and Treasurer

•	Steve Daniel — Executive Vice President, Sales and Marketing

•	James Curran — Chief Operating Officer

I.	Overview of Our Compensation Programs

A. Philosophy and Objectives

The Company’s executive compensation programs are based on the following philosophies and objectives:

•
Compensation Should Align with Stockholders’ Interests — The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that their total compensation is tied directly to the same value realized by our stockholders. Executive bonuses are tied directly to the value that the Company gains from an executive’s contribution to the Company’s success as a whole.

•
Compensation is Competitive — The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that the Company needs in order to maximize its return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable given the Company’s level of performance and other comparable companies with which the Company competes for talent.

•
Compensation Motivates and Rewards the Achievement of Goals — The Company’s executive compensation programs are designed to appropriately reward both individual and collective performance that meets and exceeds annual, long-term and strategic goals of the Company. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

B. Compensation Administration

Role of the Compensation Committee

Pursuant to the terms of its charter, the Compensation Committee is responsible for the review and approval of all aspects of our executive compensation program and makes decisions regarding the compensation of our Named Executive Officers, including our Chief Executive Officer. The Compensation Committee’s responsibilities include but are not limited to the following:

•	Reviewing and approving on an annual basis the corporate goals and objectives with respect to the compensation of the Chief Executive Officer and other Named Executive Officers;

•
Evaluating the Chief Executive Officer’s and other Named Executive Officer’s performance at least annually in light of those goals and objectives, and based upon these evaluations reviewing on an annual basis those officers’ annual compensations, including (i) annual base salary level, (ii) annual incentive compensation, (iii) long-term incentive compensation, (iv) employment, severance and change-in-control agreements, if any, and (v) any other compensation, ongoing perquisites or special benefit items;

•
Developing and periodically assessing the Compensation Committee’s compensation policies applicable to the Company’s Chief Executive Officer and other Named Executive Officers and directors, including the relationship of corporate performance to executive compensation.

•
Periodically reviewing and advising the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the Chief Executive Officer and other Named Executive Officers and directors relative to comparable companies in the Company’s industry.

•
Granting restricted stock, stock option, and other equity-based or incentive awards to the Company’s Named Executive Officers, employees and other individuals under the Company’s stock and incentive compensation plans, including any performance criteria relating to the plans or awards, and otherwise assisting the Board in administering awards under these plans.

•	Reviewing and approving the Company’s employee benefit programs, including reviewing and approving any incentive-compensation and equity-based plans of the Company that are subject to Board approval;

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at http://ir.akeena.com/Governance.cfm.

Role of the Chief Executive Officer

Our Chief Executive Officer, Barry Cinnamon, makes recommendations to the Compensation Committee regarding the compensation of our other Named Executive Officers. The Compensation Committee often requests Mr. Cinnamon to be present at Compensation Committee meetings where executive compensation and the performance of our Named Executive Officers are discussed and evaluated. Within the framework of the compensation programs approved by the Compensation Committee, Mr. Cinnamon may recommend base salary adjustments and make suggestions regarding incentive plan performance measures and equity compensation grants for other Named Executive Officers. Mr. Cinnamon does not participate in any discussions or processes concerning his own compensation, and participates in a non-voting capacity in discussions or processes concerning the compensation of the Company’s Named Executive Officers.

C. Program Design

The Compensation Committee uses a simple and straightforward approach in compensating our Named Executive Officers in which base salary, annual incentives and stock options are the principal components. In addition, executives generally participate in the same benefit programs as other full-time employees.

The Company’s executive compensation programs are designed to provide executives with a reasonable level of fixed compensation through base salary and benefits, and an opportunity to earn incentive compensation through the annual and long-term incentive programs based on a mix of individual and Company performance and increases in the value of our stock. The incentive plans are designed to pay well when performance meets or exceeds expectations and pay little or no incentive if performance is below expectations.

As an executive’s level of responsibility increases, the Compensation Committee generally targets a greater portion of the executive’s compensation to be contingent upon performance. For example, the Company’s Chief Executive Officer and the other Named Executive Officers have a higher percentage of compensation at risk (and thus greater upside and downside potential) relative to the Company’s other employees. The Compensation Committee believes this is appropriate because the Named Executive Officers have the greatest influence on the Company’s performance.

D. Compensation Review Process

The Compensation Committee annually reviews compensation for our Named Executive Officers. In making its decisions, the Compensation Committee considers the executive’s role and responsibilities, Company and individual performance, and regional and industry-wide compensation practices and trends. This approach is used to set base salaries, annual incentive opportunities, stock option award levels and the mix of compensation elements.

II.	Components of Compensation

The Company provides four compensation components to Named Executive Officers:

•	Base salary,

•	A cash annual incentive based on the achievement of specified goals and objectives,

•	Long-term incentive in the form of restricted stock and stock options, and

•	Benefits.

A. Base Salaries

The Company provides its Named Executive Officers a base salary commensurate with their position, responsibilities and experience. The 2008 base salaries, in dollars, and the percentage increase in the 2008 base salaries from the 2007 base salaries, for our Named Executive Officers, are as follows:

Named Executive Officer	2008 Base Salary	Percentage Increase from 2007 Base Salary
Barry Cinnamon President and Chief Executive Officer and Secretary	$275,000	35.0%
Gary Effren Chief Financial Officer and Treasurer	$250,000	0.0%	(1)
Steve P. Daniel Executive Vice President Sales and Marketing	$250,000	38.7%	(2)
James Curran Chief Operating Officer	$275,000	17.3%	(3)

(1)	Mr. Effren joined the Company on September 24, 2007.

(2)	Mr. Daniel joined the Company on January 30, 2007 and left on December 5, 2008.

(3)	Mr. Curran joined the Company on May 29, 2007 and left on April 23, 2008.

B. Annual Incentives

In 2008, the Compensation Committee established the Company’s Executive Bonus Plan (the “Bonus Plan”). Named Executive Officers were to be rewarded bonuses based on whether, in the discretion of the Compensation Committee, the Company met certain revenue and operating income goals that aligned with the business plan to achieve profitability. The Compensation Committee believed that the Bonus Plan was appropriate to motivate the Named Executive Officers to focus on expanding the Company’s business and managing profitability.

Based on the executive compensation review, the Compensation Committee established a target incentive of up to 70% of salary for Mr. Cinnamon, up to 50% of salary for Mr. Effren and Mr. Curran, and up to 100% of salary for Mr. Daniel with no eligibility for override commissions. According to the terms of the Bonus Plan, the Company’s targeted revenue and operation income goals must be achieved before an incentive is paid, and the Named Executive Officers have the opportunity to receive up to 100% of their target incentive at maximum performance.
Actual performance resulted in revenues of $40.8 million and an adjusted operating loss of $24.4 million. The Compensation Committee decided to follow the recommendation of the Chief Executive Officer and to not award any cash bonuses to the Name Executive Officers for 2008 given the financial results for the year.

C. Long-Term Incentives

The Compensation Committee has elected to grant restricted stock and stock options to the Named Executive Officers and other key employees as the primary long-term incentive vehicle. In making this determination, the Compensation Committee considered a number of factors including: the accounting impact, potential value of restricted stock and stock option grants versus other equity instruments and cash incentives, and the alignment of equity participants with stockholders. The Company determined that grants of restricted stock and stock options:

•	Enhance the link between the creation of stockholder value and executive compensation;

•	Provide an opportunity for equity ownership;

•	Act as a retention tool; and

•	Provide competitive levels of total compensation.

Restrictions on the Named Executive Officer’s shares lapse retain equal annual increments over a period of four (4) years, commencing one year from the date of grant. Each Named Executive Officer is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant. The stock options granted to the Named Executive Officers in 2008 have five-year terms and, with the exception of 38,500 options for Mr. Cinnamon and 6,918 options for Mr. Effren which vested on January 17, 2009 which was the one year anniversary of the grant date, 33.33% of the shares underlying the Named Executive Officers’ options vest in equal annual installments over a period of three years on each anniversary of the grant date.

The Compensation Committee may make grants of equity awards to Named Executive Officers during their regular quarterly meetings or by special meeting during the year. The Compensation Committee reviews Company performance, potential burn rates and dilution levels to create a restricted stock and option pool that may be awarded to employee participants. Grants to the Named Executive Officers were determined by the Compensation Committee after reviewing market data and considering each executive’s performance, role and responsibilities.

The Company does not reprice options if the Company stock price declines after the grant date. The Company does not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee and the exercise price of options is the closing market price of Company common stock on the last business day prior to the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

D. Benefits

Named Executive Officers are eligible to participate in the Company’s standard medical, dental, vision, disability insurance, life insurance plans and other health and welfare plans provided to other full time employees.

Retirement Benefits

The Company’s retirement savings plans help the Company’s employees prepare for retirement. The Company’s objectives with regard to retirement savings plans are to provide benefit levels that are competitive when compared to similarly sized companies within the Company’s general industry and that are designed with simple and straightforward terms to enable participants to maximize the value they receive from such plans.

All of the Company’s Named Executive Officers are entitled to participate in the Company’s 401(k) program.

Employment Agreements and Post Termination Compensation

The Company does not maintain employment or other compensatory agreements with any of the Named Executive Officers. If the Company terminates the employment of a Named Executive Officer, it will not be obligated to pay them severance compensation or other benefits. The Compensation Committee believes that the at-will nature of employment of the Named Executive Officers is appropriate because it provides the Company with more flexibility to make a management change if such a change is in the best interests of the Company and stockholders. Upon termination, these executives are bound by confidentiality agreements.

III.	Limitation on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code denies a publicly held corporation a federal income tax deduction for the compensation of certain executive officers exceeding $1 million per year. “Performance based” compensation is not subject to the limitations on deductibility and the Compensation Committee strives to structure compensation so as to qualify for deductibility. Currently, the Company believes all compensation is deductible. However, the Compensation Committee may authorize compensation that may not be deductible when it deems it to be in the best interest of the Company and its stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

Ed Roffman, Chair
Jon Witkin

Summary Compensation Table

The following Summary Compensation Table sets forth certain information about the compensation paid, earned or accrued for services rendered to us in all capacities for the fiscal year ended December 31, 2008 by our Chief Executive Officer,  our Chief Financial Officer and our two other most highly compensated executive officers (our “Named Executive Officers”). We did not have any other executive officers in the fiscal year ended December 31, 2008 that were paid or earned compensation in excess of $100,000 for services rendered during such fiscal year.

Name and Principal Position	Year	Salary	Stock Awards(1)		Option Awards(1)	All Other Compensation		Total
Barry Cinnamon Chief Executive Officer, President, Secretary and Director (2)	2008	$275,000	$11,541		$490,937	$—		$777,478
	2007	$203,750	$—		$75,632	$—		$293,506
	2006	$132,392	$—		$—	$11,000	(3)	$143,392

James Curran Chief Operating Officer (4)	2008	$86,319	$71,834	(7)	$17,846	$—		$111,142
	2007	$130,827	$29,914		$95,043	$—		$320,641

Gary Effren Chief Financial Officer and Treasurer (5)	2008	$250,000	$30,365		$513,475	$—		$793,840
	2007	$68,750	$—		$95,043	$—		$163,793

Steve Daniel Executive Vice President of Sales and Marketing (6)	2008	$237,104	$169,872	(7)	$305,755	$16,744	(8)	$729,474
	2007	$133,371	$15,254		$67,900	$143,980	(8)	$360,505

(1)
Amounts represent the aggregate dollar amount recognized for financial statement reporting purposes calculated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share Based Payments (disregarding estimates of forfeitures related to service-based vesting conditions). The Company’s policy and assumptions made in the valuation of share based payments are contained in Note 13 to the Company’s December 31, 2008 financial statements. Stock options awarded vest over a one-year or three-year period from the date of grant and restricted stock awarded vests over a four-year period from the date of grant.

(2)	Mr. Cinnamon was not compensated for his service on the Board of Directors of the Company.
(3)	Represents distributions on Mr. Cinnamon’s common stock paid by Akeena Solar, Inc. prior to the Merger.
(4)	Mr. Curran joined the Company during May 2007 and left the Company in April 2008.
(5)	Mr. Effren joined the Company during September 2007.
(6)	Mr. Daniel joined the Company during January 2007 and left the Company in December 2008.
(7)
Includes $64,857 and $56,092, respectively, which represents stock compensation expense recognized for financial reporting purposes as calculated in accordance with SFAS No. 123R as a result of accelerated vesting of Mr. Curran’s and Mr. Daniel’s restricted stock in connection with the termination of their employment and agreement to a general release of claims.

(8)	All Other Compensation for Mr. Daniel includes sales commissions paid during 2007 and 2008.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards in 2008 to our named executive officers, including stock option and equity awards. The stock option and equity awards granted to our named executive officers in 2008 were granted under our 2006 Stock Incentive Plan. All options were granted at the closing price for our common stock on the Nasdaq Capital Market on the date of the grant.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1)
Barry Cinnamon	1/17/2008	—	38,500	$8.02	$189,737
	8/14/2008	50,000	—	—	$186,500

Gary Effren	1/17/2008	—	6.918	$8.02	$34,094
	5/12/2008	35,000	—	—	$182,000
	8/14/2008	50,000	—	—	$186,500

Steve Daniel	1/28/2008	—	15,000	$7.94	$77,066
	8/14/2008	—	—	—	$233,125

James Curran	1/17/2008	—	16,274	$8.02	$66,775

(1)
The amounts represent the grant date fair value of the stock option or award computed in accordance with No. 123R. See Note 13 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for details as to the assumptions used to determine the grant date fair value of the option awards. See also our discussion of stock-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information relating to equity awards outstanding at the end of Fiscal 2008 for each named executive officer.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Exercisable (#)		Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested
Barry Cinnamon	104,334	208,666	(1)	$4.94	9/07/2012	—		—
	—	38,500	(2)	$8.02	1/17/2013	—		—
	—	—		—	—	50,000	(5)	$86,000

Gary Effren	116,667	233,333	(3)	$6.30	9/21/2012	—		—
	—	6,918	(2)	$8.02	1/17/2013	—		—
	—	—		—	—	35,000	(6)	$60,200
	—	—		—	—	50,000	(7)	$86,000

Steve Daniel	93,667	187,333	(1)	$4.94	9/7/2012	—		—
	—	15,000	(4)	$7.92	1/28/2013	—		—

James Curran	—	—		—	—	—		—

(1)	Options granted vest over a three-year vesting period beginning on each anniversary of the date of grant commencing on September 7, 2008.

(2)	Options granted vested entirely on January 17, 2009.

(3)	Options granted vest over a three-year vesting period beginning on each anniversary of the date of grant commencing on September 21, 2008.

(4)	Options granted vest over a three-year vesting period beginning on each anniversary of the date of grant commencing on January 28, 2009.
(5)
Mr. Cinnamon was granted 50,000 shares of restricted stock, which restriction lapses as to 12,500 shares on each anniversary of the date of grant commencing on August 14, 2009. Mr. Cinnamon is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(6)
Mr. Effren was granted 35,000 shares of restricted stock, which restriction lapses as to 8,750 shares on each anniversary of the date of grant commencing on May 12, 2009. Mr. Effren is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

(7)
Mr. Effren was granted 50,000 shares of restricted stock, which restriction lapses as to 12,500 shares on each anniversary of the date of grant commencing on August 14, 2009. Mr. Effren is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

Option Exercises and Stock Vested

The following table sets forth certain information relating to the exercise of stock options and the vesting of stock awards during Fiscal 2008 for each named executive officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Barry Cinnamon	—	—	—		—
Gary Effren	—	—	—		—
Steve Daniel	—	—	75,313	(1)	$143,848
James Curran	—	—	23,334	(2)	$154,704

(1)	Upon Mr. Daniel’s departure in December 2008, 62,500 shares of restricted shares were immediately vested.

(2)	Upon Mr. Curran’s departure in April 2008, 23,334 shares of restricted shares were immediately vested.

Employment Agreements

We currently do not have employment agreements with any of our executive officers, other than at-will employment offer letters.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information concerning ownership of the Company's Shares, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Shares, (ii) each director and nominee for election as a director, (iii) each of the Named Executive Officers listed in the Summary Compensation Table included in this Proxy Statement and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned by him.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (2)
Barry Cinnamon	7,654,333	(3)	22.6%
Ed Roffman	58,000	(4)	*
Jon Witkin	10,000		*
Gary Effren	201,667	(5)	*
James Curran	35,000		*
Steve Daniel	191,167	(6)	*
All directors and executive officers as a group (6 persons)			24.0%

*	Less than 1%

(1)	Unless otherwise indicated, the address for each of the stockholders is c/o Akeena Solar, Inc. 16005 Los Gatos Blvd., Los Gatos, CA 95032.
(2)
The applicable percentage of ownership for each beneficial owner is based on 33,864,916 shares of Common Stock outstanding as of June 30, 2009. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of Common Stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

(3)	Includes shares of restricted common stock and 104,333 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of September 5, 2008.
(4)	Includes shares of restricted common stock.

(5)	Includes shares of restricted common stock and 116,667 shares of nonqualified stock options which are exercisable within 60 days of September 5, 2008.
(6)	Includes shares of restricted common stock and 93,667 shares nonqualified stock options which are exercisable within 60 days of September 5, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company by such persons, the Company believes that during Fiscal 2008 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that the Form 4 with respect to an award of restricted stock to Ed Roffman and the Form 4 with respect to an award of restricted stock to Jon Witkin, both granted on October 1, 2008, were not timely filed.

OTHER MATTERS

Submission of Stockholder Proposals for 2010 Annual Meeting

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. Any proposals by a stockholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2010 annual meeting of stockholders must be received by the Company no later than June 23, 2010. In accordance with the Company’s bylaws, to be properly brought before such meeting of stockholders any nomination or proposal from a stockholder must be received by the Company not earlier than the close of business on May 24, 2010, the 90th day, nor later than the close of business on June 23, 2010, the 60th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). Nothing in this paragraph shall be deemed to be an undertaking by the Company to include any matter in its proxy statement and form of proxy relating to the 2010 annual meeting of stockholders, and a stockholder proposal may be omitted from such proxy statement and form of proxy statement pursuant to applicable law. Any stockholder proposal should be delivered to the Company at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: Legal Department.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you would like to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact Angela Lipanovich at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel, telephone (408) 402-9453. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Other Matters That May Come Before the Annual Meeting

The Board of Directors is not aware of any other matters to be presented for a vote of the stockholders at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board of Directors, or in the absence of such directions, in their own best judgment.

PROXY

AKEENA SOLAR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry Cinnamon and Gary Effren, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Akeena Solar, Inc., to be held on August 21, 2009 at 9:30 a.m. PDT, at the Company’s corporate office located at 16005 Los Gatos Blvd., Los Gatos, California 95032, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

AKEENA SOLAR, INC.
ATTN: ANGELA LIPANOVICH
16005 LOS GATOS BLVD.
LOS GATOS, CA  95032

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends that you vote FOR the following:
1.  Election of Directors

Nominees

01  Barry Cinnamon                                 02  Ed Roffman                                  03  Jon Witkin

For         Withhold         For All
All            All               Except
0          0              0

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal(s):

For            Against    For All
All    All     Except

0        0         0

2	To ratify the appointment of Burr, Pilger and Mayer LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2009.

For            Against    Abstain
0        0         0

3
To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals.

For            Against    Abstain
0        0         0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.
(see reverse for instructions)                                                       Yes         No

Please indicate if you plan to attend this meeting          0      0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature

Date

Signature (Joint Owners)